Exhibit 10.22.4

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 4 to Master Repurchase Agreement, dated as of March 30, 2017 (this “Amendment”), by and among Nomura Corporate Funding Americas, LLC (“Buyer”) and Finance of America Reverse LLC f/k/a Urban Financial of America, LLC (the “Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of April 2, 2015 (the “Existing Repurchase Agreement”; as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of July 7, 2015, Amendment No. 2 to Master Repurchase Agreement dated as of March 31, 2016, Amendment No. 3 to Master Repurchase Agreement dated as of January 17, 2017 and this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting subclauses (vii) and (x) of the definition of “Asset Value” in their entirety and replacing them with the following:

(vii) Reserved;

(x) Reserved;

SECTION 2. Asset Schedule Fields. Exhibit G of the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex A hereto.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

(a) Buyer’s receipt of this Amendment, executed and delivered by the Seller and the Buyer, which is reasonably satisfactory to Buyer in form and substance; and

(b) Buyer’s receipt of the Amendment No. 6 to Pricing Side Letter, executed and delivered by the Seller and the Buyer, which is reasonably satisfactory to Buyer in form and substance.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Counterparts may be delivered electronically.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:	/s/ Sanil Patel

Name: Sanil Patel
Title: Managing Director

Signature Page to Amendment No. 4 to Master Repurchase Agreement

FINANCE OF AMERICA REVERSE LLC f/k/a URBAN FINANCIAL OF AMERICA, LLC

By:	/s/ Robert Conway

Name: Robert Conway
Title: Treasurer

Signature Page to Amendment No. 4 to Master Repurchase Agreement

ANNEX A

EXHIBIT G

ASSET SCHEDULE FIELDS

Simple ID
ProductTypeName
InitialRate
Serv Fee
Net Note Rate
Current Loan Balance
Securitized Balance
PrincipalLimit
MaxClaimAmount
PropertyAppraisedValue
MonthlyServicingFee
DOB1
BorrowerSex
DOB2
CoBorrowerSex
CloseDate
State
ZIP
Gross_Margin
Net Margin
Payment_Plan
Loc
ARM_Ceiling
Monthly_Payment
TermMonths
MIPRate
Saver
CurrentLoanStatus
PLU
LOCFirstYear
LOCAfterFirstYear
MonthlyPaymentFirstYear
RepairSetAside
Buyout Date
Property Sales_Proceeds_Amount
Initial_Claims_Proceeds_Amount

Exh. G-1

Supplemental_Claim_Proceeds_Amount
Most Recent Appraisal Value
Most Recent Appraisal Date
Default Date
Called_Due_Date
FCL_1st_Legal_Completed_Date
FCL_Confirmed_Sale_Date
REO Proceeds Date
Current Interest Rate
Debenture Interest Rate
Prior Nomura Funding (Y/N)
Original Nomura Funding Date
Subsequent Nomura Funding Date
Date Converted to REO

Exh. G-1